                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.2
EXCERPTS FROM VORNADO REALTY TRUST'S
2002 ANNUAL REPORT TO SHAREHOLDERS


                                                                     *   *   *


                                                       SELECTED CONSOLIDATED FINANCIAL DATA

                                                               VORNADO REALTY TRUST
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------------------------
(in thousands, except share
and per share amounts)                       2002(2)             2001(2)             2000                1999              1998
-----------------------------------------------------------------------------------------------------------------------------------
OPERATING DATA
  Revenues:
     Rentals............................    $ 1,248,903         $    841,999         $    695,078         $ 591,270     $   425,496
     Expense reimbursements ............        159,978              133,114              120,056            96,842          74,737
     Other income ......................         26,189               10,660               10,838             8,251           9,627
------------------------------------------------------------------------------------------------------------------------------------
  Total Revenues........................      1,435,070              985,773              825,972           696,363         509,860
------------------------------------------------------------------------------------------------------------------------------------
  Expenses:
     Operating .........................        541,596              398,969              318,360           282,118         207,171
     Depreciation and amortization .....        205,826              123,862               99,846            83,585          59,227
     General and administrative ........         98,458               72,572               47,911            40,151          28,610
     Amortization of officer's deferred
        compensation expense ...........         27,500                   --                   --                --              --
     Costs of acquisitions and
        development not consummated ....          6,874                5,223                   --                --              --
------------------------------------------------------------------------------------------------------------------------------------
  Total Expenses........................        880,254              600,626              466,117           405,854         295,008
------------------------------------------------------------------------------------------------------------------------------------
  Operating Income......................        554,816              385,147              359,855           290,509         214,852
  Income applicable to Alexander's .....         29,653               25,718               17,363            11,772           3,123
  Income from partially-owned entities..         44,458               80,612               86,654            78,560          32,025
  Interest and other investment income..         31,685               54,385               32,926            18,359          24,074
  Interest and debt expense ............       (239,525)            (173,076)            (171,398)         (141,683)       (114,686)
  Net (loss) gain on disposition of
     wholly-owned and partially-owned
     assets other than real estate .....        (17,471)              (8,070)                  --                --           9,649
  Minority interest:
     Perpetual preferred unit
       distributions ...................        (72,500)             (70,705)             (62,089)          (19,254)           (756)
     Minority limited partnership
       earnings ........................        (64,899)             (39,138)             (38,320)          (33,904)        (14,822)
     Partially-owned entities ..........         (3,185)              (2,520)              (1,965)           (1,840)           (605)
------------------------------------------------------------------------------------------------------------------------------------
  Income before gains on sales of real
     estate and cumulative effect of
     change in accounting principle ....        263,032              252,353              223,026           202,519         152,854
  Gains on sale of real estate .........             --               15,495               10,965                --              --
  Cumulative effect of change in
     accounting principle ..............        (30,129)              (4,110)                  --                --              --
------------------------------------------------------------------------------------------------------------------------------------
  Net income ...........................         232,903             263,738              233,991           202,519         152,854
  Preferred share dividends ............         (23,167)            (36,505)             (38,690)          (33,438)        (21,690)
------------------------------------------------------------------------------------------------------------------------------------
  Net income applicable to common
     shares ............................      $  209,736          $  227,233           $  195,301         $  169,081     $  131,164
====================================================================================================================================
     Income per share - basic ..........      $     1.98          $     2.55           $     2.26         $     1.97     $     1.62
     Income per share - diluted ........      $     1.91          $     2.47           $     2.20         $     1.94     $     1.59
     Cash dividends declared for
       common shares ...................      $     2.66          $     2.63           $     1.97         $     1.80     $     1.64
BALANCE SHEET DATA
  Total assets .........................      $9,018,179          $6,777,343           $6,403,210         $5,479,218     $4,425,779
  Real estate, at cost ..................      7,559,694           4,690,211            4,354,392          3,921,507      3,315,891
  Accumulated depreciation .............         737,426             506,225              393,787            308,542        226,816
  Debt .................................       4,071,320           2,477,173            2,688,308          2,048,804      2,051,000
  Shareholders' equity .................       2,627,356           2,570,372            2,078,720          2,055,368      1,782,678



                                  -----------

                                   [logo art]

                 SELECTED CONSOLIDATED FINANCIAL DATA continued

                              VORNADO REALTY TRUST
================================================================================

                                                                  Year Ended December 31,
-----------------------------------------------------------------------------------------------------------------
(in thousands)                             2002(2)        2001(2)(3)       2000(3)        1999             1998
-----------------------------------------------------------------------------------------------------------------
OTHER DATA
  Funds from operations(1):
  Net income applicable to
    common shares                         $ 209,736       $ 227,233      $ 195,301      $ 169,081       $ 131,164
  Cumulative effect of change in
    accounting principle                     30,129           4,110             --             --              --
  Depreciation and amortization
    of real property                        195,808         119,568         97,744          82,216         58,277
  Straight-lining of property
    rentals for rent escalations            (27,295)        (24,314)       (28,893)        (22,881)       (14,531)
  Amortization of below market
    leases, net                             (12,634)             --             --              --             --
  Leasing fees received in excess
    of income recognized                      1,318           1,954          1,259           1,705          1,339
  Net gain on sale of real estate                --         (12,445)       (10,965)             --             --
  Net gain from insurance
    settlement and condemnation
    proceedings                                  --          (3,050)            --              --         (9,649)
  Appreciation/(depreciation)
    of securities held in officer's
    deferred compensation trust                  --           3,023          4,765            (340)           340
  Gains on sale of securities
    available for sale                           --              --             --            (383)          (898)
  Proportionate share of
    adjustments to equity in income
    of partially-owned entities to
    arrive at funds from operations:
    Temperature Controlled
    Logistics                                36,500          34,531         35,565          31,400         41,988
  Alexander's                                (2,825)         (5,980)            93           1,324          4,023
  Partially-owned office buildings            2,847           1,913          2,926              50          3,561
  Hotel Pennsylvania                             --              --          5,779           4,866          4,083
  Charles E. Smith Commercial
    Realty L.P.                                  --          17,917         15,767          12,024          2,974
  Other                                      12,763          10,538          9,448           7,463            219
  Minority interest in partially
    owned entities in excess of
    preferential distributions              (45,324)        (16,810)       (16,445)         (9,020)        (3,991)
  Dilutive effect of Series A Preferred
    Share dividends                           6,150          19,505         21,689          16,268             --
-----------------------------------------------------------------------------------------------------------------
Funds from operations(1)                  $ 407,173       $ 377,693      $ 334,033        $ 293,773     $ 218,899
=================================================================================================================
Cash flow provided by (used in):
  Operating activities                    $ 499,825       $ 387,685      $ 249,921        $ 176,895     $ 189,406
Investing activities                        (24,117)        (79,722)      (699,375)        (494,204)   (1,257,367)
Financing activities                       (533,092)       (179,368)       473,813          262,131       879,815
=================================================================================================================

(1) Funds from operations does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows for the applicable periods. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures reported by other REITs since a number of REITs, including the Company, calculate funds from operations in a manner different from that used by the National Association of Real Estate Investment Trusts ("NAREIT"). Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains or losses on sales of real estate. Funds from operations as disclosed above has been modified from this definition to adjust primarily for (i) the effect of straight-lining of property rentals for rent escalations and leasing fee income and (ii) the exclusion of income arising from the amortization of below market leases net of above market leases.

(2) Operating results for the year ended December 31, 2002, reflect the Company's January 1, 2002 acquisition of the remaining 66% of Charles E. Smith Commercial Realty L.P. ("CESCR") and the resulting consolidation of CESCR's operations. See Supplemental Information, page 33 for condensed Pro Forma Operating Results for the year ended December 31, 2001 giving effect to the CESCR acquisition as if it had occurred on January 1, 2001.

(3) Funds from operations as previously reported for the year ended December 31, 2001 and 2000 have been revised to include income from the early extinguishment of debt of $1,170 in 2001 and expense from the early extinguishment of debt of $1,125 in 2000 because such items are no longer treated as extraordinary items in accordance with Generally Accepted Accounting Principles.

                                  ------------

                                   *   *   *

========================================================================================================================
                                                                 December 31, 2002
------------------------------------------------------------------------------------------------------------------------
                                                                                               Temperature
                                                                                Merchandise     Controlled
($ in thousands)                   Total          Office         Retail                Mart      Logistics      Other(2)
------------------------------------------------------------------------------------------------------------------------
Rentals                            $1,248,903     $867,938       $127,561       $195,899       $        --    $ 57,505
Expense reimbursements                159,978       89,890         51,750         14,754                --       3,584
Other income                           26,189       21,221          1,653          2,951                --         364
------------------------------------------------------------------------------------------------------------------------
Total revenues                      1,435,070      979,049        180,964        213,604                --      61,453
------------------------------------------------------------------------------------------------------------------------
Operating expenses                    541,596      343,723         65,455         86,022                --      46,396
Depreciation and amortization         205,826      146,746         15,507         26,716                --      16,857
General and administrative             98,458       34,346          5,036         20,382                --      38,694
Costs of acquisitions and
  development not consummated           6,874           --             --             --                --       6,874
Amortization of officer's deferred
  compensation expense                 27,500           --             --             --                --      27,500
------------------------------------------------------------------------------------------------------------------------
Total expenses                        880,254      524,815         85,998        133,120                --     136,321
------------------------------------------------------------------------------------------------------------------------
Operating income                      554,816      454,234         94,966         80,484                --     (74,868)
Income applicable to Alexander's       29,653           --             --             --                --      29,653
Income from partially-owned entities   44,458        1,966           (687)          (339)            9,707      33,811
Interest and other investment income   31,685        6,472            323            507                --      24,383
Interest and debt expense            (239,525)    (141,044)       (56,643)       (22,948)               --     (18,890)
Net (loss) gain on disposition of
  wholly-owned and partially-owned
  assets other than real estate       (17,471)          --             --          2,156                --     (19,627)
Minority interest                    (140,584)    (119,910)       (13,736)       (23,910)            2,093      14,879
------------------------------------------------------------------------------------------------------------------------
Income before gains on sale of
  real estate and cumulative effect
  of change in accounting principle   263,032      201,718         24,223         35,950            11,800     (10,659)
Gains on sale of real estate               --           --             --             --                --          --
Cumulative effect of change
  in accounting principle             (30,129)          --             --             --           (15,490)    (14,639)
------------------------------------------------------------------------------------------------------------------------
Net income                            232,903      201,718         24,223         35,950            (3,690)    (25,298)
Cumulative effect of change in
  accounting principle                 30,129           --             --             --            15,490      14,639
Interest and debt expense(3)          302,009      139,157         58,409         23,461            25,617      55,365
Depreciation and amortization(3)      257,707      149,361         17,532         27,006            34,474      29,334
------------------------------------------------------------------------------------------------------------------------
EBITDA                                822,748      490,236        100,164         86,417            71,891      74,040
Adjustments:
Minority interest                     140,584      119,910         13,736         23,910            (2,093)    (14,879)
Gains (losses) on sale of real
  estate(3)                            (1,405)          --             --             --             2,026      (3,431)
Straight-lining of rents(3)           (29,837)     (24,352)        (1,863)        (1,772)               --      (1,850)
Amortization of below market
  leases, net                         (12,634)     (12,469)          (165)            --                --          --
Other                                   1,549           --            860            323                --         366
------------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA(1)                   $921,005     $573,325       $112,732       $108,878           $71,824     $54,246
========================================================================================================================
See Notes on page 10.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
          OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS (CONTINUED)

                                                        VORNADO REALTY TRUST
====================================================================================================================================
                                                                                      December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Temperature
                                                                                             Merchandise    Controlled
($ in thousands)                                               Total     Office     Retail          Mart     Logistics     Other(2)
-----------------------------------------------------------------------------------------------------------------------------------
Rentals                                                    $ 841,999   $461,606   $121,023      $197,668      $     --     $ 61,702
Expense reimbursements                                       133,114     67,470     49,436        13,801            --        2,407
Other income                                                  10,660      3,775      1,154         3,324            --        2,407
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                                               985,773    532,851    171,613       214,793            --       66,516
-----------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                           398,969    217,581     56,547        83,107            --       41,734
Depreciation and amortization                                123,862     71,425     14,767        25,397            --       12,273
General and administrative                                    72,572     12,421      3,576        18,081            --       38,494
Costs of acquisitions not consummated                          5,223         --         --            --            --        5,223
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                               600,626    301,427     74,890       126,585            --       97,724
-----------------------------------------------------------------------------------------------------------------------------------
Operating income                                             385,147    231,424     96,723        88,208            --      (31,208)
Income applicable to Alexander's                              25,718         --         --            --            --       25,718
Income from partially-owned entities                          80,612     32,746      1,914           149        17,447(4)    28,356
Interest and other investment income                          54,385      6,866        608         2,045            --       44,866
Interest and debt expense                                   (173,076)   (54,667)   (55,358)      (33,354)           --      (29,697)
Net (loss) gain on disposition of
  wholly-owned and partially-owned
  assets other than real estate                               (8,070)        --         --           160            --       (8,230)
Minority interest                                           (112,363)   (55,932)   (16,562)      (15,650)      (10,968)     (13,251)
-----------------------------------------------------------------------------------------------------------------------------------
Income before gains on sales of
  real estate and cumulative effect
  of change in accounting principle                          252,353    160,437     27,325        41,558         6,479       16,554
Gains on sale of real estate                                  15,495     12,445      3,050            --            --           --
Cumulative effect of change in
  accounting principle                                        (4,110)        --         --            --            --       (4,110)
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                                   263,738    172,882     30,375        41,558         6,479       12,444
Cumulative effect of change in
  accounting principle                                         4,110         --         --            --            --        4,110
Interest and debt expense(3)                                 266,784     92,410     57,915        33,354        26,459       56,646
Depreciation and amortization(3)                             188,859     91,085     18,957        25,397        33,815       19,605
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                                       723,491    356,377    107,247       100,309        66,753      92,805
Adjustments:
Gains on sale of real estate(3)                              (21,793)   (12,445)    (3,050)           --            --      (6,298)
Minority interest                                            112,363     55,932     16,562        15,650        10,968      13,251
Net gain on disposition of
  wholly-owned and partially-owned
  assets other than real estate                                 (160)        --         --          (160)           --          --
Straight-lining of rents(3)                                  (26,134)   (20,064)       727        (4,997)           --      (1,800)
Other                                                         (2,715)        --     (2,337)           --           716      (1,094)
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA(1)                                         $ 785,052   $379,800   $119,149      $110,802      $ 78,437    $ 96,864
===================================================================================================================================
See Notes on Page 10.




                                  -----------

===================================================================================================================================
                                                                                December 31, 2000
                                                    (after giving effect to consolidation of PSA's -- see reclassifications below):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Temperature
                                                                                        Merchandise     Controlled
($ in thousands)                                 Total       Office         Retail             Mart      Logistics      Other(2)
-----------------------------------------------------------------------------------------------------------------------------------
Rentals                                      $ 788,469     $406,261       $129,902         $171,001       $     --      $ 81,305
Expense reimbursements                         120,074       60,767         45,490           10,654             --         3,163
Other income                                    17,608        5,499          2,395            4,661             --         5,063
-----------------------------------------------------------------------------------------------------------------------------------
Total revenues                                 926,151      472,527        177,787          186,316             --        89,521
-----------------------------------------------------------------------------------------------------------------------------------
Operating expenses                             379,524      199,424         55,671           74,553             --        49,876
Depreciation and amortization                  108,109       58,074         17,464           21,984             --        10,587
General and administrative                      63,468       10,401            667           16,330             --        36,070
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                 551,101      267,899         73,802          112,867             --        96,553
-----------------------------------------------------------------------------------------------------------------------------------
Operating income                               375,050      204,628        103,985           73,449             --        (7,012)
Income applicable to Alexander's                17,363           --             --               --             --        17,363
Income from partially-owned entities            79,694       29,210            667               --         28,778(4)     21,039
Interest and other investment income            33,798        6,162             --            2,346             --        25,290
Interest and debt expense                     (180,505)     (62,162)       (54,305)         (38,569)            --       (25,469)
Minority interest                             (102,374)     (46,917)       (16,550)         (12,660)       (12,483)      (13,764)
-----------------------------------------------------------------------------------------------------------------------------------
Income before gains on sales of real estate    223,026      130,921         33,797           24,566         16,295        17,447
Gains on sales of real estate                   10,965        8,405          2,560               --             --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net income                                     233,991      139,326         36,357           24,566         16,295        17,447
Interest and debt expense(3)                   260,573       96,224         55,741           38,566         27,424        42,618
Depreciation and amortization(3)               167,268       76,696         18,522           20,627         34,015        17,408
-----------------------------------------------------------------------------------------------------------------------------------
EBITDA                                         661,832      312,246        110,620           88,759         77,734        77,473
Adjustments:
Minority interest                              102,374      46,917         16,550            12,660         12,483        13,764
Gains on sale of real estate(3)                (10,965)     (8,405)        (2,560)               --             --            --
Straight-lining of rents(3)                    (30,001)    (19,733)        (2,295)           (5,919)        (1,121)         (933)
Other                                           14,510          --         (1,654)            1,358          4,064(2)     10,742(5)
-----------------------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA(1)                           $ 737,750     $331,025       $120,661         $ 91,858       $ 93,160      $101,046
===================================================================================================================================

See Notes on page 10.

                                   ----------
                                       9

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS continued

                              VORNADO REALTY TRUST
================================================================================

Prior to 2001, income from the Company's investments in preferred stock affiliates ("PSAs") was included in income from partially-owned entities. On January 1, 2001, the Company acquired the common stock of its PSAs and converted these entities to taxable REIT subsidiaries. Accordingly, the operations of the Hotel portion of the Hotel Pennsylvania and the operations of the management companies (which provide services to the Company's business segments and operate the Trade Show business of the Merchandise Mart division) have been consolidated effective January 1, 2001. Amounts for the year ended December 31, 2000 have been reclassified to give effect to the consolidation of these entities, as of January 1, 2000. The effect of these reclassifications in 2000 was as follows:

   (i)  reduction in equity in income of partially-owned entities  $ (8,599,000)
  (ii)  increase in rental revenues                                  64,501,000
 (iii)  increase in other income                                      8,325,000
  (iv)  increase in operating expenses                              (41,233,000)
   (v)  increase in depreciation and amortization                    (6,906,000)
  (vi)  increase in general and administrative expenses              (6,984,000)
 (vii)  increase in interest and debt expense                        (9,104,000)
--------------------------------------------------------------------------------
(viii)  net impact                                                 $         --
================================================================================

These reclassifications had no effect on reported Net Income or Adjusted EBITDA for the year ended December 31, 2000 and no impact on any other year.

NOTES:

(1) Adjusted EBITDA represents income before interest, taxes, depreciation and amortization, extraordinary or non-recurring items, gains or losses on sales of depreciable real estate, the effect of straight-lining of rent escalations, amortization of acquired below market leases net of above market leases and minority interest. Management considers Adjusted EBITDA a supplemental measure for making decisions and assessing the performance of its segments. Adjusted EBITDA should not be considered a substitute for net income or a substitute for cash flow as a measure of liquidity. Adjusted EBITDA is presented as a measure of "operating performance" which enables the reader to identify trends from period to period and may be used to compare "same store" operating performance to other companies, as well as providing a measure for determining funds available to service debt. Adjusted EBITDA may not be comparable to similarly titled measures employed by other companies. In addition, the Company has revised Adjusted EBITDA as previously reported for the year ended December 31, 2001 and 2000 to include income from the early extinguishment of debt of $1,170 in 2001 and expense from the early extinguishment of debt of $1,125 in 2000 because such items are no longer treated as Extraordinary Items in accordance with Generally Accepted Accounting Principles.


                                ---------------

(2) Adjusted EBITDA -- Other is comprised of:


                                                                FOR THE YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------
(AMOUNTS IN THOUSANDS)                                         2002          2001        2000
-----------------------------------------------------------------------------------------------
Newkirk Master Limited Partnership:
 Equity in income                                             $60,756       $54,695     $43,685
 Interest and other income                                      8,795         8,700       7,300
Hotel Pennsylvania                                              7,636        16,789      26,866
Alexander's                                                    34,381        19,362      18,330
Investment income and other                                    31,261        44,097      34,990
Corporate general and administrative expenses                 (34,743)      (33,515)    (30,125)
Primestone foreclosure and impairment losses                  (35,757)           --          --
Amortization of Officer's deferred compensation expense       (27,500)           --          --
Write-off of 20 Times Square pre-development costs (2002)
 and World Trade Center acquisition costs (2001)               (6,874)      (5,223)          --
Net gain on sale of marketable securities                      12,346           --           --
Gain on transfer of mortgages                                   2,096           --           --
Net gain on sale of air rights.                                 1,688           --           --
Palisades                                                         161           --           --
After-tax net gain on sale of Park Laurel condominium units        --       15,657           --
Write-off of net investments in Russian Tea Room                   --       (7,347)          --
Write-off of investments in technology companies                   --      (16,513)          --
-----------------------------------------------------------------------------------------------
TOTAL                                                         $54,246      $96,864     $101,046
-----------------------------------------------------------------------------------------------

(3) Interest and debt expense, depreciation and amortization, straight-lining of rents and gains on sale of real estate included in the reconciliation of net income to EBITDA or Adjusted ABITDA include amounts which are netted in income from partially-owned entities.

(4) Excludes rent not recognized of $19,348, $15,281 and $9,787 for the years ended December 31, 2002, 2001 and 2000.

(5) Includes the reversal of $1,266 and $4,765 of expenses in 2001 and 2000 representing the non-cash appreciation in value of shares held in a rabbi trust in connection with a deferred compensation arrangement for the Company's President.

                                 -------------

                                   *   *   *

The following table reconciles funds from operations and net income:

================================================================================
                                                 For the Year Ended December 31,
--------------------------------------------------------------------------------
($ in thousands)                                               2002         2001
--------------------------------------------------------------------------------
Net income applicable to common shares                     $209,736    $227,233
Cumulative effect of a change in accounting principle        30,129       4,110
Depreciation and amortization of real property              195,808     119,568
Straight-lining of property rentals for rent escalations,
  net of a $4,071 allowance in 2002                         (27,295)    (24,314)
Amortization of below market leases, net                    (12,634)         --
Leasing fees received in excess of income recognized          1,318       1,954
Appreciation of securities held in officer's deferred
  compensation trust                                             --       3,023
Net gain on sale of 570 Lexington Avenue through a
  partially-owned entity                                         --     (12,445)
Net gain from condemnation proceeding                            --      (3,050)
Proportionate share of adjustments to equity in net income
  of partially-owned entities to arrive at funds from
  operations:
Depreciation and amortization of real property               51,881      65,588
Net gain on sales of real estate                             (3,431)     (6,298)
Other                                                           835        (371)
Minority interest in excess of preferential distributions   (45,324)    (16,810)
--------------------------------------------------------------------------------
                                                            401,023     358,188
Series A preferred shares                                     6,150      19,505
--------------------------------------------------------------------------------
Funds from operations -- diluted(2)                        $407,173    $377,693
================================================================================


                                     ______
                                       43

                              (LETTERHEAD GRAPHIC)

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS continued

                              VORNADO REALTY TRUST
-------------------------------------------------------------------------------
The number of shares used for determining funds from operations per share is as follows:
-------------------------------------------------------------------------------

                                                For the Year Ended December 31,
-------------------------------------------------------------------------------
(in thousands)                                    2002                     2001
-------------------------------------------------------------------------------
Weighted average shares used for determining
     diluted income per share                     109,669              92,073
     Series A preferred shares                      2,931               7,646
-------------------------------------------------------------------------------
Shares used for determining diluted
     funds from operations per share(2)           112,600              99,719
-------------------------------------------------------------------------------

Funds from operations does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows for the applicable periods. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities and investing activities, it provides investors with an indication of the ability of the Company to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures reported by other REITs since a number of REITs, including the Company, calculate funds from operations in a manner different from that used by NAREIT. Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains or losses on sales of real estate. Funds from operations as disclosed above has been modified from this definition to adjust primarily for the (i) effect of straight-lining of property rentals for rent escalations and leasing fee income and (ii) the exclusion of income arising from the amortization of acquired below market leases, net of above market leases.

(1) Certain items which affect comparability included in funds from operations above are as follows:

                                                 For the Year Ended December 31,
-------------------------------------------------------------------------------
                                                        2002           2001
-------------------------------------------------------------------------------
Primestone foreclosure and impairment losses          $(35,757)     $      -
Amortization of officer's deferred compensation        (27,500)            -
Gains on sale of marketable securities                  12,346             -
Gain on sale of residential condominium units            2,156        15,657
Gains on transfer of mortgages                           2,096             -
Gains on sale of air rights                              1,688             -
Write-off of investments in technology companies             -       (16,513)
Write-off of net investment in Russian Tea Room              -        (7,374)
Donations to Twin Towers and NYC Fireman's Funds             -        (1,250)
Write-off of 20 Times Square pre-development costs
     (2002) and World Trade Center acquisition
     costs (2001)                                      (6,874)        (5,223)
-------------------------------------------------------------------------------
Minority interest                                      10,629          1,800
-------------------------------------------------------------------------------
                                                     $(41,216)      $(12,903)
-------------------------------------------------------------------------------

(2) Assuming all of the convertible units of the Operating Partnership were converted to shares, the minority interest in partnership earnings would not be deducted in calculating funds from operations and the shares used in calculating funds from operations per share would be increased to reflect the conversion. Funds from operations per share would not change. The following table reconciles funds from operations as shown above, to the Operating Partnership's funds from operations for the years ended December 31, 2002 and 2001:

                                 -------------
                                       44
                                   *   *   *